UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 24, 2013

INTERMOUNTAIN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Idaho
(State or other jurisdiction of incorporation)

000-50667	82-0499463
(Commission File Number)	IRS Employer Identification No.
414 Church Street
Sandpoint, Idaho 83864
(Address of principal executive offices) (zip code)
Registrant's telephone number, including area code: (208) 263-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End
At the Annual Meeting held on April 24, 2013, the shareholders of Intermountain Community Bancorp (the “Company”) approved an amendment to the Company’s articles of incorporation to declassify the board of directors and require that each director stand for election annually. A copy of the amendment to the articles of incorporation, as filed with the Idaho Secretary of State on April 25, 2013, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

As noted above, the Company’s Annual Meeting was held on April 24, 2013. There were 2,603,674 shares outstanding and entitled to vote at the Annual Meeting; of those shares, 2,369,448 were present in person or by proxy. The following matters were voted upon at the Annual Meeting:

1.
Proposal No. 1, the election of four members to the Board of Directors for a three-year term; however, because Proposal No. 2 was approved by shareholders, each of the four members elected, along with all other directors, will stand for election at the 2014 annual meeting and annually thereafter;

2.	Proposal No. 2, an amendment to the articles of incorporation to declassify the board of directors and require that each director stand for election annually;

3.	Proposal No. 3, approval of an advisory (non-binding) vote on executive compensation; and

4.    Proposal No. 4, ratification of the appointment of BDO USA, LLP to serve as the Company’s     independent registered public accounting firm for the fiscal year 2013.

The following is a summary of the voting results for the matters voted upon by the shareholders.
Proposal No. 1 – Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes

James T. Diehl	2,002,182	18,499	348,767
Russell J. Kubiak	2,002,159	18,522	348,767
John B. Parker	2,003,355	17,326	348,767
Jim Patrick	2,001,368	19,313	348,767

Proposal No. 2 – Amendment to Articles of Incorporation to declassify the board of directors and require that each director stand for elections annually.
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,003,242	10,428	7,011	348,767

Proposal No. 3 – Approve advisory (non-binding) vote to approve executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,977,296	26,029	17,356	348,767

Proposal No. 4 – Ratify appointment of BDO USA, LLP as the independent registered public accounting firm for fiscal year 2013

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,354,911	6,458	8,079	0

Item 9.01.      Exhibits.

(d)     Exhibits. The following exhibits are being filed herewith:

Exhibit No.                      Description

3.1	Amendment to Amended and Restated Articles of Incorporation, as filed with the Idaho Secretary of State on April 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2013

INTERMOUNTAIN COMMUNITY BANCORP

By: /s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                      Description

3.1	Amendment to Amended and Restated Articles of Incorporation, as filed with the Idaho Secretary of State on April 25, 2013.